Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James S. Pak, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Vie Financial Group, Inc.’s Quarterly Report on Form 10-Q for the three months ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Vie Financial Group, Inc.

Date: November 14, 2003	By:	/s/ James S. Pak
	Name:	James S. Pak
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Vie Financial Group, Inc. and will be retained by Vie Financial Group, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.